SUPPLEMENT TO THE SECURITY AGREEMENT

THIS SUPPLEMENT TO THE SECURITY AGREEMENT (“Supplement”) is made and entered into as of August 21, 2017, by and among Function(x) Inc., a Delaware corporation, formerly known as Viggle Inc. (the “Borrower”), Sillerman Investment Company IV, LLC (the “Initial Secured Party”) and Reaz Islam (“Additional Party”). Capitalized terms used herein but not otherwise defined herein shall have the meaning set forth in the Security Agreement.
RECITALS
A.    The Borrower and the Initial Secured Party entered into that certain Line of Credit Grid Promissory Note dated as of June 11, 2015 (the “Original Note”) and amended the Original Note by an amendment dated July 20, 2016 (the “First Amendment”; as further amended or modified, the “Note”).
B.    Borrower’s obligations under the Note are secured by liens on substantially all of the assets of the Company pursuant to the Security Agreement dated December 30, 2015 (the “Security Agreement”) by and between the Company and the Initial Secured Party.
C.    The Additional Party wishes to assume the Initial Secured Party’s obligations to fund up to $500,000 of the aggregate principal amount of the Note pursuant to the terms and conditions of that certain promissory note dated as of the date hereof (the “Assignee Promissory Note”).
D.    As a condition to the assumption of the obligations under the Note, the Borrower has agreed to provide a continuing security interest in favor of the Additional Secured Party in and to the Collateral (as defined in the Security Agreement) to secure such obligations and to join it as an additional “Secured Party” under such Security Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Joinder of Additional Secured Party.
a.    The New Party is hereby joined to the Security Agreement as “Secured Party” thereunder and the definition of the Secured Party in the Security Agreement is hereby amended to include Reaz Islam.
2.    Amendment to Section 8(b). Clause (b) of Section 8 is hereby deleted in its entirety and replaced with the following:
“THIS SECURITY AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO IN CONNECTION HEREWITH SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF EACH SUCH COURT; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE SECURED PARTY’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.

EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY OTHER PARTY HERETO IN CONNECTION THEREWITH. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE OTHER PARTIES HERETO IN ENTERING INTO THIS SECURITY AGREEMENT.”

3.    Security Agreement. The Borrower hereby represents and warrants that all its obligations under the Assignee Promissory Note shall be deemed “Obligations” under the Security Agreement and represents and warrants that after giving effect to this Supplement, all representations and warranties and covenants contained in the Security Agreement are true and correct as of the date hereof, as if such representations and warranties were set forth at length herein.
4.    Miscellaneous.
(a)    This Supplement is hereby incorporated into the Security Agreement and made a part thereof.
(b)    As modified hereby, the provisions of the Security Agreement shall continue in full force and effect.
(c)    In case any of the provisions of this Supplement shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Supplement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
(d)    The Borrower hereby acknowledges and agrees that it has entered into this Supplement of its own free will and accord and in accordance with its own judgment after advice of its own legal counsel, and states that it has not been induced to enter into this Supplement by any statement, act or representation of any kind or character on the part of the parties hereto, except as expressly set forth in this Supplement.
(e)    This Supplement shall be binding upon and enforceable against the Borrower and its successors and assigns, and shall inure to the benefit of and be enforceable by each Secured Party and its successors and assigns.
(f)    This Supplement may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same agreement.
(g)    THIS SUPPLEMENT AND THE SECURITY AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. In the event of any inconsistency between this Supplement and the terms of the Security Agreement, this Supplement shall govern.

[Signature Page Follows]

EXECUTED to be effective as of the date first written above.
BORROWER:
FUNCTION(X) INC.
By:
Name:    Mitchell J. Nelson
Title:    Executive Vice President

SECURED PARTIES:
SILLERMAN INVESTMENT COMPANY IV, LLC
By:
Name:    Robert F. X. Sillerman
Title:    Manager

REAZ ISLAM

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